Exhibit 99.1

CERTIFICATION

PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

In connection with the Annual Report of Taylor Devices, Inc. (the "Company") on Form 10-KSB for the period ended May 31, 2002 to be filed with Securities and Exchange Commission on or about the date hereof (the "Report"), I, Douglas P. Taylor, Chief Executive Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods covered by the Report.

It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.

29:
Date: August 28, 2002	By:	/s/ Douglas P. Taylor
Douglas P. Taylor,
Chief Executive Officer